MONEY MARKET


ADVANTUS MONEY MARKET FUND, INC
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999


                                                                 [LOGO]
                                                              ADVANTUS-TM-
                                                            FAMILY OF FUNDS

MONEY                           [ART1]
MARKET

ADVANTUS MONEY MARKET FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     5

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENTS OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS                11

SHAREHOLDER SERVICES                         14

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE

[PHOTO]
STEVEN S. NELSON, CFA PORTFOLIO MANAGER
The Advantus Money Market
Fund is a mutual fund
designed for investors
seeking a high level of
current income consistent
with preservation of capital
and maintenance of liquidity.
The Fund seeks to achieve its
objective by concentrating
investments in short-term
money market instruments
including U.S. Treasury
Bills, high grade commercial
paper and bank certificates
of deposit.
  - Seeks to maintain stable net asset value.
  - Free checkwriting and telephone redemption.
  - Dividends declared daily and paid monthly.
*INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE

For the six-month period ended March 31, 1999, the Advantus Money Market Fund earned a total return of 2.12 percent.* This compares to the three-month U.S. Treasury Bill, which earned 2.25 percent for the same period. The compound annual yield of the Fund was 4.01 percent* for the seven days ending March 31, 1999.

PERFORMANCE ANALYSIS

At the start of this six-month reporting period, the financial markets were in turmoil, with a number of global crises weighing heavily on investor confidence. A major decline had occurred in the U.S. equity market, while corporate bond investors were experiencing sharply limited liquidity. Investors sought refuge in the safety and security of the U.S. Treasury market, resulting in a stunning flight-to-quality that pushed Treasury yields to their lowest levels in more than 30 years. Concern over investors' reaction to the global crises led the Federal Reserve to make two additional interest rate cuts of 25 basis points each during fourth quarter 1998 - over and above the 25 basis point cut on September 29, 1998. The Federal Reserve's moves helped to bolster investor confidence and restore some needed liquidity and rationality to the financial markets.

Despite two Fed rate cuts during fourth quarter 1998, U.S. interest rates moved slightly higher. This was mainly due to the fact that with liquidity restored, many investors reversed their flight-to-quality trades, which had contributed to the significant decline in bond yields. That is, investors sold Treasury securities in favor of risk assets, putting upward pressure on interest rates. Over fourth quarter 1998, the yield on the three month U.S. Treasury Bill increased 10 basis points to yield 4.46 percent as of December 31, 1998.

Short-term rates were essentially unchanged during the first quarter of 1999. Longer-term interest rates increased, and the yield curve became steeper. The three-month U.S. Treasury Bill increased just one basis point to yield 4.47 percent as of March 31, 1999. Short-term rates were very stable as the Federal Reserve maintained its target of 4.75 percent for the Federal Funds rate. A benign inflation outlook and more settled financial markets allowed the Fed to leave rates unchanged during first quarter 1999 after lowering the Federal Funds rate by 25 basis points twice during the last quarter of 1998.

The increase in long-term interest rates during first quarter 1999 was fueled largely by investor concerns about strong economic growth, the possibility that the Federal Reserve may eventually raise interest rates, and higher oil prices. In addition, early signs of a potential recovery in Japan led many investors to leave the U.S. bond market in favor of the Japanese market. This selling put pressure on U.S. Treasury prices. Fortunately, however, the subdued inflation outlook kept the Federal Reserve on hold during the quarter.

  *Historical performance is not an indication of future performance. Investment returns will fluctuate.

Our emphasis in the Fund continues to be on the highest quality U.S. corporate commercial paper, which, we believe, provides money market investors with safety, liquidity and an attractive yield. The Fund has about 90 percent of its assets invested in high quality, corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's).

The Fund continues to be well diversified over a variety of stable industries and does not include any holdings in the highly volatile bank and brokerage sectors. Our goal has been to maintain or extend the average days to maturity of the Fund. To this end, the average days to maturity as of March 31, 1999 stood at 66 days, slightly longer than the money market fund industry average. We will continue to purchase the highest quality commercial paper and seek to maintain the average days to maturity of the Fund in a range of 55 to 65 days.

OUTLOOK

Looking ahead to the next few months, we believe economic growth should slow slightly as global pressures begin to impact the U.S. When this happens, interest rates will likely move moderately lower from their current levels, although the Federal Reserve is not likely to change its position on rates throughout the year. Consequently, interest rates look to be range bound for the remainder of 1999. For interest rates to move significantly lower, U.S. economic growth would have to slow to a level where recessionary fears become realistic. We view this as unlikely, particularly given the 6 percent increase in gross domestic product during the fourth quarter, 1998. For rates to move significantly higher, inflation would have to increase; however, with much of the world still in recession, commodity prices low and technology contributing to greater productivity, high inflation is equally unlikely. The Federal Reserve has engineered "price stability" for the economy and will likely maintain its wait-and-see approach to monetary policy.

                                AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NUMBER OF DAYS
10/6/98                   55
10/13/98                  51
10/20/98                  58
10/27/98                  66
11/3/98                   72
11/10/98                  74
11/17/98                  69
11/24/98                  69
12/1/98                   72
12/8/98                   75
12/15/98                  69
12/22/98                  62
12/29/98                  57
1/5/99                    51
1/12/99                   54
1/19/99                   51
1/26/99                   44
2/2/99                    69
2/9/99                    75
2/16/99                   74
2/23/99                   69
3/2/99                    63
3/9/99                    62
3/16/99                   59
3/23/99                   61
3/30/99                   66

                                 SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PERCENTAGE
10/6/98           4.77%
10/13/98          4.83%
10/20/98          4.73%
10/27/98          4.71%
11/3/98           5.38%
11/10/98          4.43%
11/17/98          3.64%
11/24/98          4.40%
12/1/98           4.51%
12/8/98           4.25%
12/15/98          3.93%
12/22/98          4.77%
12/29/98          4.25%
1/5/99            3.72%
1/12/99           6.24%
1/19/99           4.21%
1/26/99           4.40%
2/2/99            4.13%
2/9/99            4.10%
2/16/99           4.01%
2/23/99           3.51%
3/2/99            3.24%
3/9/99            4.01%
3/16/99           3.96%
3/23/99           4.05%
3/30/99           4.01%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns will fluctuate.

                                                      Advantus Money Market Fund
                                                       Investments in Securities

                                                                  March 31, 1999

(UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                                               MARKET
PRINCIPAL                                                                                                     VALUE(a)
-------------                                                                                               -------------
  COMMERCIAL PAPER (91.9%)
    BASIC MATERIALS (16.3%)
      Agriculture Products (6.1%)
$  1,310,000    Archer-Daniels Midland Company....................................    4.920%      04/30/99  $   1,304,899
   1,820,000    Cargill, Inc......................................................    4.891%      05/11/99      1,810,297
                                                                                                            -------------
                                                                                                                3,115,196
                                                                                                            -------------
      Chemicals (10.2%)
   1,525,000    E.I. DuPont de Nemours and Company................................    5.029%      04/14/99      1,522,274
   1,205,000    E.I. DuPont de Nemours and Company................................    5.006%      12/10/99      1,164,315
   1,000,000    Monsanto Company (c)..............................................    5.139%      04/06/99        999,296
   1,550,000    Monsanto Company (c)..............................................    4.913%      07/28/99      1,525,768
                                                                                                            -------------
                                                                                                                5,211,653
                                                                                                            -------------
    CAPITAL GOODS (7.0%)
      Electrical Equipment (2.0%)
   1,005,000    Emerson Electric Company..........................................    4.898%      04/13/99      1,003,384
                                                                                                            -------------
      Manufacturing (5.0%)
   2,560,000    Johnson Controls..................................................    4.797%      05/04/99      2,548,946
                                                                                                            -------------
    COMMUNICATION SERVICES (3.9%)
      Telephone (3.9%)
   2,005,000    Bellsouth Telecommunications......................................    4.911%      04/09/99      2,002,844
                                                                                                            -------------
    CONSUMER CYCLICAL (4.7%)
      Publishing (4.7%)
   1,410,000    McGraw-Hill Companies, Inc........................................    4.927%      05/07/99      1,403,182
   1,000,000    McGraw-Hill Companies, Inc........................................    4.931%      07/07/99        987,065
                                                                                                            -------------
                                                                                                                2,390,247
                                                                                                            -------------
    CONSUMER STAPLES (13.7%)
      Beverage (4.9%)
   1,515,000    Coca-Cola Enterprises.............................................    4.920%      06/28/99      1,497,240
   1,000,000    Coca-Cola Enterprises.............................................    4.904%      07/13/99        986,349
                                                                                                            -------------
                                                                                                                2,483,589
                                                                                                            -------------
      Entertainment (4.9%)
   1,035,000    Walt Disney Company...............................................    4.814%      08/13/99      1,017,026
   1,515,000    Walt Disney Company...............................................    4.804%      10/25/99      1,474,708
                                                                                                            -------------
                                                                                                                2,491,734
                                                                                                            -------------
      Household Products (3.9%)
   2,035,000    Clorox Company....................................................    4.933%      07/08/99      2,008,397
                                                                                                            -------------

              See accompanying notes to investments in securities.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                               MARKET
PRINCIPAL                                                                                                     VALUE(a)
-------------                                                                                               -------------
  COMMERCIAL PAPER--CONTINUED
    ENERGY (11.2%)
      Oil & Gas (11.2%)
$  3,085,000    Atlantic Richfield Company (c)....................................    4.733%      04/23/99  $   3,076,225
   2,640,000    Shell Oil.........................................................    4.826%      05/12/99      2,625,765
                                                                                                            -------------
                                                                                                                5,701,990
                                                                                                            -------------
    FINANCIAL (20.5%)
      Auto Finance (2.3%)
   1,185,000    Ford Motor Credit.................................................    4.419%      07/09/99      1,170,966
                                                                                                            -------------
      Commercial Finance (5.1%)
   1,535,000    GE Capital Corporation............................................    4.879%      04/19/99      1,531,315
   1,100,000    GE Capital Corporation............................................    5.021%      10/18/99      1,070,482
                                                                                                            -------------
                                                                                                                2,601,797
                                                                                                            -------------
      Consumer Finance (13.1%)
   1,575,000    Associates Corporation of North America...........................    4.847%      10/25/99      1,532,747
   1,510,000    Ciesco LP.........................................................    4.903%      04/08/99      1,508,582
   1,005,000    Ciesco LP.........................................................    4.964%      05/14/99        999,157
   1,220,000    Xerox Credit Corporation..........................................    4.875%      05/07/99      1,214,162
   1,420,000    Xerox Credit Corporation..........................................    4.967%      06/04/99      1,407,740
                                                                                                            -------------
                                                                                                                6,662,388
                                                                                                            -------------
    HEALTH CARE (8.1%)
      Drugs (4.4%)
   1,200,000    American Home Products Corporation (c)............................    4.903%      05/17/99      1,192,631
   1,045,000    Schering Corporation..............................................    4.926%      06/15/99      1,034,528
                                                                                                            -------------
                                                                                                                2,227,159
                                                                                                            -------------
      Health Care - Diversified (3.7%)
   1,910,000    Abbott Laboratories...............................................    4.868%      04/07/99      1,908,473
                                                                                                            -------------
    TECHNOLOGY (3.0%)
   1,510,000    Motorola, Inc.....................................................    4.864%      04/01/99      1,510,000
                                                                                                            -------------
    UTILITIES (3.5%)
      Electric Companies (3.5%)
   1,805,000    MidAmerican Energy................................................    4.959%      04/12/99      1,802,306
                                                                                                            -------------
                Total commercial paper (cost: $46,841,069)................................................     46,841,069
                                                                                                            -------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                               MARKET
PRINCIPAL                                                                                                     VALUE(A)
-------------                                                                                               -------------
U.S. GOVERNMENT OBLIGATIONS (3.9%)
$  1,500,000    Federal Home Loan Bank............................................    5.000%      10/28/99  $   1,500,000
     505,000    U.S. Treasury Bond................................................    4.324%      04/15/99        504,159
                                                                                                            -------------
                Total U.S. government obligations (cost: $2,004,159)......................................      2,004,159
                                                                                                            -------------
OTHER SHORT-TERM SECURITIES (3.1%)
   1,581,927    Federated Prime Obligation Fund, current rate 4.860%......................................      1,581,927
                                                                                                            -------------
                Total other short-term securities (cost: $1,581,927)......................................      1,581,927
                                                                                                            -------------
                Total investments in securities (cost: $50,427,155) (b)...................................  $  50,427,155
                                                                                                            -------------
                                                                                                            -------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at March 31, 1999.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

ADVANTUS Money Market Fund
Statement of Assets and Liabilities

March 31, 1999

(UNAUDITED)

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $50,427,155).............................  $  50,427,155
Receivable for Fund shares sold.............................         73,302
Receivable for investment securities sold...................        445,101
Accrued interest receivable.................................         38,065
Other receivables...........................................        228,314
                                                              -------------
    Total assets............................................     51,211,937
                                                              -------------

                                LIABILITIES
Payable for Fund shares redeemed............................        141,409
Cash portion of dividends payable to shareholders...........          1,293
Payable to Adviser..........................................         47,020
Other payables..............................................         14,489
                                                              -------------
    Total liabilities.......................................        204,211
                                                              -------------
Net assets applicable to outstanding capital stock..........  $  51,007,726
                                                              -------------
                                                              -------------
Represented by:
  Capital stock - authorized 10 billion shares of $.01 par
  value; outstanding 51,007,726 shares......................  $     510,077
  Additional paid-in capital................................     50,497,649
                                                              -------------
    Total - representing net assets applicable to
    outstanding capital stock...............................  $  51,007,726
                                                              -------------
                                                              -------------
Net asset value per share...................................  $        1.00
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS

                                   FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

(UNAUDITED)

Investment income:
  Interest..................................................  $   1,450,933
                                                              -------------
Expenses (note 3):
  Investment advisory fee...................................        142,638
  Rule 12b-1 fees...........................................         76,386
  Administrative services fee...............................         22,000
  Transfer agent fees.......................................         99,415
  Custodian fees............................................          5,200
  Auditing and accounting services..........................          6,775
  Legal fees................................................          4,750
  Directors' fees...........................................            359
  Registration fees.........................................         22,000
  Printing and shareholder reports..........................         36,967
  Insurance.................................................          1,844
  Other.....................................................         13,728
                                                              -------------
      Total expenses........................................        432,062
  Less fees and expenses waived or absorbed:
    Rule 12b-1 fees.........................................        (76,386)
    Other fund expenses.....................................       (113,191)
                                                              -------------
      Total fees and expenses waived or absorbed............       (189,577)
                                                              -------------
      Total net expenses....................................        242,485
                                                              -------------
      Investment income - net...............................      1,208,448
                                                              -------------
Net increase in net assets resulting from operations........  $   1,208,448
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998

(UNAUDITED)

                                                                  1999            1998
                                                              -------------   -------------
Operations:
  Investment income - net...................................  $   1,208,448   $   2,695,886
                                                              -------------   -------------
    Increase in net assets resulting from operations........      1,208,448       2,695,886
                                                              -------------   -------------
  Distributions to shareholders from net investment
    income..................................................     (1,208,448)     (2,695,886)
                                                              -------------   -------------
Capital share transactions at a constant net asset value of
  $1.00:
  Proceeds from sales.......................................     37,117,769      90,768,754
  Proceeds from issuance of shares as a result of reinvested
    dividends...............................................      1,188,499       2,664,950
  Payments for redemption of shares.........................    (48,199,826)    (87,023,337)
                                                              -------------   -------------
    Increase (decrease) in net assets from capital share
      transactions..........................................     (9,893,558)      6,410,367
                                                              -------------   -------------
    Total increase (decrease) in net assets.................     (9,893,558)      6,410,367
Net assets at beginning of period...........................     60,901,284      54,490,917
                                                              -------------   -------------
Net assets at end of period.................................  $  51,007,726   $  60,901,284
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1999
                                                                     (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 1999, purchases of securities and proceeds from sales aggregated $133,320,106 and $143,549,045, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent. The Fund has engaged First Data Investor Services Group, Inc. to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life.

    The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Prior to February 1, 1999, the Plan provided for a distribution fee up to .30 percent of average daily net assets. Ascend is currently waiving all of the Rule 12b-1 fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $4,800 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,100 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1999, Advantus Capital voluntarily agreed to absorb $113,191 in expenses which were otherwise payable by the Fund.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 6,644,528 shares or 13.0 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(4) YEAR 2000

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                      ADVANTUS MONEY MARKET FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                            PERIOD FROM
                                             OCTOBER 1,
                                              1998 TO                   YEAR ENDED SEPTEMBER 30,
                                             MARCH 31,       -----------------------------------------------
                                                1999           1998         1997         1996       1995(a)
                                            ------------     --------     --------     --------     --------
Net asset value, beginning of period....        $  1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                            ------------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.................            .02           .05          .05          .05          .05
                                            ------------     --------     --------     --------     --------
    Total from investment operations....            .02           .05          .05          .05          .05
                                            ------------     --------     --------     --------     --------
Less distributions:
  Dividends from net investment
    income..............................           (.02)         (.05)        (.05)        (.05)        (.05)
                                            ------------     --------     --------     --------     --------
    Total distributions.................           (.02)         (.05)        (.05)        (.05)        (.05)
                                            ------------     --------     --------     --------     --------
Net asset value, end of period..........        $  1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                            ------------     --------     --------     --------     --------
                                            ------------     --------     --------     --------     --------
Total return (c)........................           2.12%         4.78%        4.69%        4.74%        5.02%
Net assets, end of period (in
  thousands)............................        $51,008      $ 60,901     $ 54,491     $ 43,953     $ 36,107
Ratio of expenses to average daily net
  assets (d)............................            .85%(e)       .85%         .85%         .85%         .85%
Ratio of net investment income to
  average daily net assets (d)..........           4.24%(e)      4.68%        4.61%        4.64%        4.93%

                                             PERIOD FROM
                                             NOVEMBER 1,           YEAR
                                               1993 TO            ENDED
                                            SEPTEMBER 30,      OCTOBER 31,
                                               1994(b)             1993
                                            --------------     ------------
Net asset value, beginning of period....          $  1.00          $  1.00
                                            --------------     ------------
Income from investment operations:
  Net investment income.................              .03              .03
                                            --------------     ------------
    Total from investment operations....              .03              .03
                                            --------------     ------------
Less distributions:
  Dividends from net investment
    income..............................             (.03)            (.03)
                                            --------------     ------------
    Total distributions.................             (.03)            (.03)
                                            --------------     ------------
Net asset value, end of period..........          $  1.00          $  1.00
                                            --------------     ------------
                                            --------------     ------------
Total return (c)........................             2.73%            2.45%
Net assets, end of period (in
  thousands)............................          $25,719          $23,106
Ratio of expenses to average daily net
  assets (d)............................              .85%(e)          .85%
Ratio of net investment income to
  average daily net assets (d)..........             2.95%(e)         2.45%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $189,577, $323,639, $288,928, $261,733, $240,231, $222,862 and $210,392 in expenses for the period ended March 31, 1999, the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994, and the year ended October 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.51%, 1.41%, 1.43%, 1.51%, 1.66%, 1.86% and 1.74%, respectively, and the ratio of net investment income to average daily net assets would have been 3.58%, 4.12%, 4.03%, 3.98%, 4.12%, 1.94% and 1.56%, respectively.
(e)  Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]

                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098

ADDRESS SERVICE REQUESTED

F.48642 Rev. 5-1999